Exhibit 10.3

SECOND AMENDMENT TO

NOTE PURCHASE AGREEMENT

This SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of January 12, 2026 (“Amendment”), is made by and among Milestone Pharmaceuticals Inc., a corporation existing under the Business Corporations Act (Québec) (the “Company”), the Purchasers (defined below), RTW Investments, LP, as agent for the Purchasers (in such capacity, the “Principal Purchaser”) and acknowledged and agreed by Acquiom Agency Services LLC, as collateral agent for the Purchasers (in such capacity, the “Collateral Agent”). Capitalized terms used herein, but not otherwise defined herein shall have the respective meanings set forth in the Note Purchase Agreement (defined below).

W I T N E S S E T H:

WHEREAS, the Company entered into the Note Purchase Agreement, dated as of March 27, 2023 (as amended by the First Amendment to Note Purchase Agreement, dated as of August 4, 2023, the “Note Purchase Agreement”), with the purchasers from time to time party thereto (each, a “Purchaser”, and collectively, the “Purchasers”), the Principal Purchaser, and the Collateral Agent, pursuant to which the Company has issued $50,000,000 aggregate principal amount of its 6.0% Convertible Senior Secured Notes due March 31, 2029 (each as amended, restated, supplemented or otherwise modified from time to time, the “Notes”);

WHEREAS, the Company is expected to close the Permitted Royalty Financing and as a condition to such closing, the Collateral Agent is required to release its Liens in the Revenue Participation Right (as defined in the Purchase and Sale Agreement);

WHEREAS, in accordance with Section 7.15(b) of the Guarantee and Collateral Agreement, the Collateral Agent shall release any of its Liens granted under any Note Document on any property that is sold in connection with any sale not prohibited by any Note Document to a Person that is not a Grantor (as defined in the Guarantee and Collateral Agreement); and

WHEREAS, in accordance with Section 13.6 of the Note Purchase Agreement, the Company, the Purchasers, and the Principal Purchaser have agreed that Section 1 of the Note Purchase Agreement be amended.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments.  Effective as of the Amendment Effective Date (as defined below):

(a)	Section 1.1 is amended by adding the following term with the following meaning:

“Purchase and Sale Agreement” has the meaning specified in the recital of this Agreement, including any amendment, restatement, supplement or other modification from time to time thereto.

(b)Section 1.1 is amended by replacing clause (a) of definition “Permitted Liens” with the following:

(a)Liens securing indebtedness permitted pursuant to Section 7.1(b)(i), (ii), (iv), (v), (vi), (viii), and (xi) below and Liens securing obligations under the Permitted Royalty Financing;

SECTION 2.  Release of Liens.  Effective as of the Amendment Effective Date (as defined below):

(a)	The Company hereby certifies to the Collateral Agent that the disposition of the Revenue Participation Right is a Permitted Royalty Financing permitted under Section 7.1(c) of the Note Purchase Agreement and a sale or disposition to a Person that is not a Grantor.

(b)	In reliance of the foregoing certification and as requested and approved by the Principal Purchaser, the Collateral Agent hereby acknowledges and agrees to release any of its Liens granted under the Note Documents on the Revenue Participation Right upon the consummation of the Closing. The foregoing release shall be effective automatically upon the consummation of the Closing without any further action by any Person.

As used in this Section 2, the terms “Closing” and “Revenue Participation Right” shall have the meaning assigned to such terms in the Purchase and Sale Agreement.

SECTION 3.  Conditions to Amendment Effectiveness.  The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent (the date of such satisfaction being the “Amendment Effective Date”):

(a)(i) the Company shall have executed and delivered a counterpart of this Amendment to each Purchaser and the Principal Purchaser and (ii) each Purchaser and the Principal Purchaser shall have executed and delivered counterparts of this Amendment to the Company;

(b) no Event of Default shall have occurred and be continuing before and immediately after giving effect to this Amendment, and

(c)the Closing under the Purchase and Sale Agreement shall have occurred or shall substantially concurrently have occurred.

SECTION 4.  Representations and Warranties.  The Company hereby represents and warrants to each Purchaser and the Principal Purchaser, on and as of the Amendment Effective Date, that:

(a)The Company has all requisite corporate power and has taken all necessary corporate action required for the due authorization, execution, delivery and performance by the Company of this Amendment and the other Note Documents and the consummation of the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Amendment and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by the Board of Directors and no further consent or authorization of the Company, the Board of Directors or its shareholders is required. This Amendment has been duly executed and delivered by the Company, and the other instruments referred to herein, including the Note Documents, to which it is a party and any Note Document to which it is a party will be duly executed and delivered by the Company, and each such instrument or Note Document constitutes or will constitute a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

SECTION 5.  Effects on the Note Purchase Agreement.

(a)On and after the Amendment Effective Date, each reference in the Note Purchase Agreement or any Note Document to the Note Purchase Agreement shall mean and be a reference to the Note Purchase Agreement as amended by this Amendment, and each reference in the Note Purchase Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Note Purchase Agreement as amended by this Amendment.

(b)This Amendment does not constitute a novation or termination of the obligations under the Note Purchase Agreement; and except as specifically amended or otherwise modified hereby, all of the Note Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and no provision of the Note Purchase Agreement or the other Note Documents are amended in any way other than as expressly provided herein.

(c)Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Purchasers, Principal Purchaser or the Company under any Note Document.

(d)This Amendment shall constitute a Note Document for all purposes of the Note Purchase Agreement and the other Note Documents.

SECTION 6.  Miscellaneous.

(a)Sections 13.2, 13.8, 13.9 of the Note Purchase Agreement are hereby incorporated herein by reference mutatis mutandis.

(b)The undersigned Purchasers, constituting all of the Purchasers, hereby direct the Collateral Agent to execute this Amendment.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

MILESTONE PHARMACEUTICALS INC.

By:	/s/ Amit Hasija
Name:	Amit Hasija
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Note Purchase Agreement]

This Amendment is hereby
acknowledged and agreed to as
of the date first above written.

COLLATERAL AGENT:

Acquiom Agency Services LLC

By:	/s/ Lisa Schutz
Name:	Lisa Schutz
Title:	Director

[Signature Page to Second Amendment to Note Purchase Agreement]

RTW INVESTMENTS, LP,
as the Principal Purchaser

By:	/s/ Roderick Wong, M.D.
Name:	Roderick Wong, M.D.
Title:	Managing Partner

[Signature Page to Second Amendment to Note Purchase Agreement]

RTW MASTER FUND, LTD.

By:	/s/ Darshan Patel
Name:	Darshan Patel
Title:	Director

RTW INNOVATION MASTER FUND, LTD.

By:	/s/ Darshan Patel
Name:	Darshan Patel
Title:	Director

RTW BIOTECH OPPORTUNITIES LTD

By:	RTW Investments, LP, its Investment Manager

By:	/s/ Roderick Wong, M.D.
Name:	Roderick Wong, M.D.
Title:	Managing Partner

[Signature Page to Second Amendment to Note Purchase Agreement]